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Vice Chairman Mark Finn Messages

New Sense of Excitement
at Lindner Family Of Funds
By Mark Finn
Vice Chairman and Chief Operating Officer

There is a sense of renewal and excitement in the air at Lindner Funds. The activities that we began earlier in the year 1999 to reinvigorate the Lindner Funds' traditional value framework has begun to pay off. The efforts of our research team and investment committee have resulted in the implementation of models that are responsive to evolving institutional and individual investor thinking. The effort has also produced a new product from Lindner that responds to the current investment climate on Wall Street - the newly-launched Opportunities Fund.

Over the years, with value as our primary style of investment in a market that always appeared to be most impressed with stock fundamentals, our stock selection process seemed appropriate if not invulnerable. The value proposition was, if undervalued companies selected for our portfolios began to earn money, their share prices increased. And Lindner Funds shareholders benefited over many years.

It's not that simple anymore. Radical changes in valuation styles in the capital markets during the 1990s have resulted in major differences in the methods of determining what is or what is not likely to be in favor by the institutions (which quickly move the market by the sheer volume of their trades). At times it has seemed that standard bottom line, net earnings analysis has become irrelevant, as new and more speculative categories of companies have become fashionable - themselves only to be replaced by the next fad, all without regard to traditional valuations.

Throughout these changes, Lindner has remained faithful to the value style of investment, and with recent adjustments to our investment procedures we have been creating a significant turnaround for Lindner Funds. While there still remains much to be accomplished, we are certain you would want to share with your clients the following positive signs that illustrate that the turnaround is underway:

  The Lindner Utility Fund (LDUTX) now ranks number one in its peer group among utility funds for 1999 performance. The Fund has earned a 20.55% return for the six months ended Sept. 30th vs. the 6.28% earned by the S&P 500 Utilities Index (our benchmark for performance).
  Since our new management team began its work on behalf of Lindner shareowners, three other Lindner funds have decisively outperformed their benchmarks. For the six month period ended Sept. 30th, Lindner Asset Allocation (LDDVX) has scored a 5.64% return vs. 0.41% return by its S&P comparison group; Lindner Large-Cap (LDNRX) has returned 8.90% vs. 0.05% for the Russell 1000 stock index; Lindner Market Neutral (LDBNX) has returned 2.98% vs. 2.43% by 90-Treasury Bills. In fact, the entire family of Lindner funds is now exhibiting solid performance.

Two important determinations were made affecting the direction of Lindner Funds; it has become increasingly important in our stock selection process to be able to evaluate the factors inherent in good corporate management that have the potential for producing future gains in our stock portfolios. This is being successfully addressed by our Boston Research team (whose new methodology is discussed in this issue of the Guide). We need new investment vehicles, capable of responding to the fluctuations of favor within the markets. To this end, on October 12, 1999 we launched the new Lindner Opportunities Fund, which is now available for investment.

About the Opportunities Fund
This new fund is designed to provide investors with an additional choice among the Lindner family of value-oriented funds. Investment selections for the Opportunities Fund will be determined by such factors as stock market momentum and the investment styles and valuations in favor or anticipated to soon be in favor. Lindner's sophisticated computer-based modeling enables the Portfolio Manager to develop a thorough analysis of each potential opportunity presented for investment choice.

The Opportunities Fund will attempt to take advantage of emerging opportunities in today's financial markets, which are often characterized by rapidly changing conditions and the waxing and waning of particular investing "styles." This fund will operate by a set of rules different from the other funds in our family. This is a style rotation and stock picking fund that is not limited to a particular investment style, size of capitalization or even the guidelines that especially set "growth" apart from "value." The Opportunities Fund will be true to its name. We will go wherever stock market momentum leads us, to find the best opportunities for capital appreciation. For example, if large growth stocks are surging ahead, as determined by our computer modeling, we will seize the opportunity and invest in appropriate large growth companies. The focus of our analysis is to determine whatever investment styles are most rewarding for investors and to exploit that opportunity.

There will be from 25 to 100 holdings in the Lindner Opportunities Fund with an expected high annual turnover rate in the portfolio, reflecting the need for rapid selection of new opportunities that emerge with changing marketing scenarios. The fund is designed for investors who want to diversify their investments - for people who appreciate the potential of the gains they might realize from a fund that strives to be on top of and moving ahead of the current business and financial trends. The Opportunities Fund had been designed for high turnover. The fundamental investment objective of the Opportunities Fund is long-term capital growth. The fund will invest in U.S. common stocks and convertible securities based on valuations that the Lindner research methodology designates. Stock selection criteria are superior management, favorable positioning for earnings growth, and strong cash position. The fund's managers will also be looking at investment opportunities in turn-around situations, prospective acquisitions, reorganizations and spin-offs. The fund will be free to move rapidly between large and small stocks, value and growth situations. It may move to larger cash positions when "bear market" conditions are anticipated.

The point is we're not going to be constrained by too many pre-set rules, as is the case with more focused funds, such as Small or Large-Cap funds. We have set the guidelines for the Opportunities Fund so that we will be free to roam in any direction we think will earn money for our shareowners. We are confident in our research approach and our understanding of what styles and stocks are going to win in varying market conditions.

An Opportunities Fund prospectus can be downloaded here - or can be requested by calling Lindner at 1-800-995-7777.

As always, I will be interested in hearing from the Investment Advisor community. Please e-mail me at: (link)mfin n@lindnerfunds.com.

Mark T. Finn
Vice Chairman and Chief Operating Officer
Lindner Asset Management, Inc.

This article first published in
the Lindner (link)Advisor Guide Winter 1999.
(Accessible by Password Only)

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